UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    March 10, 2020 (March 9, 2020)

Investcorp Credit Management BDC, Inc.

(Exact name of registrant as specified in its charter)

Maryland	814-01054	46-2883380
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

280 Park Avenue

39th Floor

New York, NY 10017

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (212) 257-5199

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	ICMB	The NASDAQ Global Select Market
6.125% Notes due 2023	CMFNL	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed, Investcorp Credit Management BDC, Inc. (the “Company”) entered into the Stock Purchase and Transaction Agreement (the “SPA”), dated June 26, 2019, by and between the Company and Investcorp BDC Holdings Limited (“Investcorp”) and the Letter Agreement, dated August 28, 2019, between the Company and Investcorp (the “First Waiver Agreement”), which amended certain terms of the SPA.

On March 9, 2020, the Company entered into the Letter Agreement with Investcorp (the “Second Waiver Agreement”) amending certain terms of the SPA and the First Waiver Agreement. Under the Second Waiver Agreement, the Company waived the obligation of the Board of Directors of the Company (the “Board”) under the First Waiver Agreement to take all actions necessary so that a director nominee designated by Investcorp (the “Designated Director) is recommended by the Nominating Committee of the Board (the “Nominating Committee”) to the Board for approval and subsequently approved by the Board within thirty business days of his or her designation.

Pursuant to the Second Waiver Agreement (i) Investcorp has until May 31, 2020 to identify the Designated Director and (ii) the Board is obligated to take all action necessary so that the Designated Director is recommended by the Nominating Committee to the Board for approval and subsequently approved by the Board no later than May 31, 2020.

The foregoing description of the Second Waiver Agreement is only a summary of such agreement and is qualified in its entirety by reference to the underlying agreement. The Second Waiver Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Mutual Purchase Agreement Waiver and Agreement, dated March 9, 2020, by and between the Company and Investcorp

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 10, 2020	INVESTCORP CREDIT MANAGEMENT BDC, INC.

	By:	/s/ Rocco DelGuercio
Name: Rocco DelGuercio
Title: Chief Financial Officer